Exhibit 32

SECTION 1350 CERTIFICATIONS

The undersigned hereby certify that the quarterly report on Form 10-Q of Coaxial LLC (the “registrant”), for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ KIM D. KELLY
Kim D. Kelly President and Chief Executive Officer Coaxial LLC
August 6, 2003

/s/ DINESH C. JAIN
Dinesh C. Jain Senior Vice President and Chief Financial Officer Coaxial LLC
August 6, 2003

The undersigned hereby certify that the quarterly report on Form 10-Q of Coaxial Financing Corp. (the “registrant”), for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ KIM D. KELLY
Kim D. Kelly President and Chief Executive Officer Coaxial Financing Corp.
August 6, 2003

/s/ DINESH C. JAIN
Dinesh C. Jain Senior Vice President and Chief Financial Officer Coaxial Financing Corp.
August 6, 2003

The undersigned hereby certify that the quarterly report on Form 10-Q of Insight Communications of Central Ohio, LLC (the “registrant”), for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ KIM D. KELLY
Kim D. Kelly President and Chief Executive Officer Insight Communications of Central Ohio, LLC
August 6, 2003

/s/ DINESH C. JAIN
Dinesh C. Jain Senior Vice President and Chief Financial Officer Insight Communications of Central Ohio, LLC
August 6, 2003